Exhibit 10.17

                                                             Customer #

BANK OF AMERICA

Date: November 22, 2000

                               Limited Guaranty

Bank:

                                    Guarantor:

                                      Rafael L. Cruz
 Bank of America, N.A.
 Banking Center: Private Bank
 100 S.E. 2nd Street, 47th Floor
 Miami, Florida 33131
                                      Guillermo R. Cruz

 County: Miami-Dade, Florida
                                      County: Miami-Dade, Florida

"Borrower": Omega Research, Inc.

1. Guaranty. FOR VALUE RECEIVED, and to induce Bank of America, N.A. (Attn:
Miami Private Bank) ("Bank") to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Borrower, the undersigned "Guarantor", if more than one, then each of them jointly and severally, hereby becomes surety for and irrevocably and unconditionally guarantees to Bank prompt payment in an amount as provided herein, when due, whether by acceleration or otherwise, of any Obligations of Borrower to Bank. This Guaranty is cumulative to and does not supersede any other guaranties.

This Guaranty is limited to the amount of $3,000,000.00 dollars principal plus interest incurred by Borrower pursuant to that certain promissory note (the "Note") or other Loan Documents (as defined herein) in the principal amount of $3,000,000.00 dollars, including, without limitation, all principal plus interest owing at any time thereunder whether arising by renewal or advance of additional principal which may accrue or be incurred with respect to said Note or other Loan Documents, plus attorney's fees, cost of expenses of collection incurred and/or the cost of the enforcement of rights in enforcing this Guaranty, the Note, or the other Loan Documents plus interest on such attorney's fees and cost of collection (the "Obligations").

Guarantor unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all Obligations. The undertakings of Guarantor hereunder are independent of the Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

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Bank shall not be required to proceed first against Borrower, or any other person or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Obligations.

2. Paragraph Headings, Governing Law and Binding Effect. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by and construed in accordance with the laws of the State of Florida and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the State of Florida at Bank's address indicated above, and shall be governed by, and construed in accordance with, the laws of the State of Florida, or the United States courts located within the State of Florida, and is performable in the State of Florida. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Bank, its successors, indorsees or assigns. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else.

3. Definitions.

     A. "Guarantor" shall mean Guarantor or any one or more of them.

     B. "Loan Documents" shall mean the Note, this Guaranty, and all notes and other agreements, documents, and instruments evidencing or relating to the Obligations, including the Agreement to Maintain Liquid Assets of the even date herewith.

4. Waivers by Guarantor. Guarantor waives notice of acceptance of this Guaranty, notice of any Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Obligations, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Bank against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor) .

Each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against Borrower or against any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantor also waives the benefits of any provision of law requiring that Bank exhaust any right or remedy, or take any action, against Borrower, any Guarantor, any other person and/or property.

Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the Obligations of Guarantor, in whole or in part, and without the endorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Obligation or installment thereof, or any security therefor;
(b) loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations and any offset there against;
(d) exercise or refrain from

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exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Obligation of any other parties primarily or secondarily liable on any of the Obligations; (f) release or compromise any Obligations of Guarantor hereunder or any Obligation of any other parties primarily or secondarily liable on any of the Obligations; or (g) apply any sums from any sources to any Obligation without regard to any Obligations remaining unpaid.

5. Subordination. Upon demand of Bank, Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Obligations shall have been fully paid and performed, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of Bank in such assets.

6. Waivers by Bank. No delay on the part of Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Guarantor to Bank in any other respect at any other time.

7. Termination. This Guaranty shall be binding on each Guarantor until written notice of revocation signed by such Guarantor or written notice of the death of such Guarantor shall have been received by Bank, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower, or any one or more of Guarantors. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice. The sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Obligations thereafter arising that are unconnected with Obligations theretofore arising or transactions entered into theretofore.

In the event of the death of a Guarantor, the liability of the estate of the deceased Guarantor shall continue in full force and effect as to (i) the Obligations existing at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Borrower after the date of the death of the deceased Guarantor pursuant to a commitment made by Bank to Borrower prior to the date of such death. As to all surviving Guarantors, this Guaranty shall continue in full force and effect after the death of a Guarantor, not only as to the Obligations existing at that time, but also as to Obligations thereafter incurred by Borrower to Bank.

8. Partial Invalidity and/or Enforceability of Guaranty. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Bank is required to relinquish or return the payments which had been previously applied to or retained for application against any Obligations, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Bank.

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9. Financial and Other Information. Guarantor agrees to furnish to Bank any and all financial information and any other information regarding Guarantor and the property maintained pursuant to the Agreement to Maintain Liquid Assets requested in writing by Bank within ten (10) days of the date of the request. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty, Guarantor has not relied upon any representation of Bank as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

10. Notices. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action to the address of Guarantor or Bank, at their respective addresses indicated at the beginning of this Guaranty, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

11. Guarantor Duties. Guarantor shall upon notice or demand by Bank promptly and with due diligence pay all Obligations and perform and satisfy all Obligations for the benefit of Bank in the event of (a) the occurrence of any default under any Loan Documents; (b) the failure of any Borrower or Guarantor to perform any obligation or pay any liability or indebtedness of any Borrower or Guarantor to Bank under the Loan Documents, as and when due (whether upon demand, at maturity or by acceleration); or (c) the occurrence of an "Event of Default" as defined in any of the other Loan Documents.

12. Remedies. Upon the failure of Guarantor to fulfill its duty to pay and perform and satisfy all Obligations as required hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Bank may, at its option and without notice or demand: (a) declare any or all of the Obligations due and payable at once; and (b) set-off against any or all Obligations of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor whether or not due, and if exercised by Bank, Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

13. Attorney Fees, Cost and Expenses. Guarantor shall pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of Court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Obligation or defending this agreement.

14. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS, INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./
ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT,

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AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED
PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER' S DOMICILE, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

15. Controlling Document. To the extent that this Limited Guaranty conflicts with or is in any way incompatible with any other Loan Document concerning this obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

16. Execution Under Seal. This Guaranty is being executed under seal by Guarantor.

17. NOTICE OF FINAL AGREEMENT. THIS WRITTEN LIMITED GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed under seal on this 22nd day of November, 2000.


Witnessed By:                         Guarantor:


/s/ Evan J. Reed                      /s/ Rafael L. Cruz           (Seal)
-----------------------------------   -----------------------------
Evan J. Reed, Senior Vice President   Rafael L. Cruz


                                      /s/ Guillermo R. Cruz        (Seal)
                                      -----------------------------
                                      Guillermo R. Cruz



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